SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    November 5, 2002
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


       0-26059                                            68-0121636
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(Commission File Number                        (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                      84128
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(Address of Principal Executive Offices)                        (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         Equity Line of Credit Agreement

         On November 5, 2002, we entered into an Equity Line of Credit Agreement (the "Equity Line Agreement") with Cornell Capital Partners, LP, a private investor (the "Equity Line Investor" or "Selling Shareholder")). Under the Equity Line Agreement, we have the right to draw up to $5,000,000 from the Equity Line Investor against an equity line of credit (the "Equity Line"), and to put to the Equity Line Investor shares of our common stock in lieu of repayment of the draw. The number of shares to be issued is determined by dividing the amount of the draw by the lowest closing bid price of our common stock over the five trading days after the advance notice is tendered. The Equity Line Investor is required under the Equity Line Agreement to tender the funds requested by us within two trading days after the five-trading-day period used to determine the market price.

         In connection with the Equity Line Agreement, we granted registration rights to the Equity Line Investor, in connection with which we are required to file a registration statement. We are required to use our best efforts to have the registration statement declared effective by the SEC, and we are unable to draw on the Equity Line until the registration statement has been declared effective.

         Finally, we also issued 125,000 shares of our common stock to Aegis Capital Corp., who acted as a finder in connection with the Equity Line Agreement; 62,500 shares to counsel for Cornell; and 2,375,000 shares to Cornell as consideration for entering into the Equity Line Agreement. The resales of all of these shares will be covered by the registration statement to be filed.

Item 7.  Financial Statements and Exhibits.

(a)               Financial Statements.  None.

         (b)      Pro Forma Financial Information.  Not Applicable.

(c)           Exhibits.

                  10.1 Private Equity Line of Credit Agreement between CirTran Corporation and Cornell Capital Partners LP, dated as of November 5, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CirTran Corporation


Date: November 12, 2002                   By:    /s/ Iehab J. Hawatmeh
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                                             Iehab J. Hawatmeh, President